Supplement to the Prospectus dated May 1, 2005 for
Pacific Select Exec, Pacific Select Choice, Pacific Select Exec II, Pacific Select Performer 500,
Pacific Select Accumulator and M’s Versatile Product Flexible Premium Variable Life Insurance
Policies and Pacific Select Estate Preserver, Pacific Select Estate Preserver II, Pacific Select
Estate Preserver III, Pacific Select Estate Preserver IV, Pacific Select Estate Preserver V and M’s
Versatile Product-Survivorship Last Survivor Flexible Premium Variable Life Insurance Policies and
Pacific Select Estate Maximizer Modified Single Premium Variable Life Insurance Policy
(each a “policy”) Issued by Pacific Life Insurance Company
You’ll find an explanation of what terms mean in your policy prospectus or in the prospectuses for the funds underlying the available investment options. You should read the prospectuses carefully. Changes described in this supplement are effective immediately, unless otherwise stated.
On September 1, 2005, Pacific Life redomesticated to Nebraska.

About Pacific Life: State regulation is replaced	We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st of each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

About Pacific Life: Legal proceedings and legal matters is changing	The second paragraph of Legal proceedings and legal matters is replaced with:

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Nebraska law, and the validity of the forms of the policies under Nebraska law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.
Supplement dated September 6, 2005
Form No. 15-26895-00

Supplement dated September 6, 2005 to the Statement of Additional Information
dated May 1, 2005 for Pacific Select Exec, Pacific Select Choice, Pacific Select Exec II, Pacific
Select Performer 500, Pacific Select Accumulator and M’s Versatile Product Flexible Premium
Variable Life Insurance Policies and Pacific Select Estate Preserver, Pacific Select Estate
Preserver II, Pacific Select Estate Preserver III, Pacific Select Estate Preserver IV, Pacific
Select Estate Preserver V and M’s Versatile Product-Survivorship Last Survivor Flexible Premium
Variable Life Insurance Policies and Pacific Select Estate Maximizer Modified Single Premium
Variable Life Insurance Policy (each a “policy”) Issued by Pacific Life Insurance Company

The following replaces the first paragraph under MORE ON PACIFIC LIFE AND THE POLICIES: How we’re organized:
Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of PacificLifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.
The following replaces the first paragraph under MORE ON PACIFIC LIFE AND THE POLICIES: The separate account:
The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the state of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.
Form No. 15-26889-00